                                                                  Exhibit 10.18

SENT BY FIRST CLASS MAIL, POSTAGE PREPAID
COPY BY FACSIMILE

                             OmniCell Technologies, Inc.
                             Series J Redemption Notice
                                 February 26, 1999

To Sun Healthcare Group, Inc. ("you"):

Pursuant to the Amended and Restated Articles of Incorporation of OmniCell Technologies, Inc. (the "Company"), you, as the holder of the Series J Preferred Stock of the Company, have exercised your option to require the Company to redeem the Series J Preferred in ten equal quarterly installments. The first Series J Redemption Date is March 8, 1999 (the "First Redemption Date").

The number of your shares of Series J Preferred Stock to be redeemed by the Company on the First Redemption Date is 180,200. The per share Series J Redemption Price is $14.03274. The total redemption price for your shares of Series J Preferred Stock to be redeemed by the Company on the First Redemption Date is $2,528,699.75 (the "Redemption Payment").

The Company hereby calls upon you to surrender to the Company your certificates representing your shares of Series J Preferred Stock to be redeemed. In the event that less than all of the shares represented by such certificates are redeemed on the First Redemption Date, the Company will promptly issue a new certificate representing the unredeemed shares.

      INSTRUCTION:   You are to surrender such certificates to the Company's
      counsel, Cooley Godward LLP, at their offices located at Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California, 94306-2155 to the attention to Jennifer DiNucci, Esq. on or before March 8, 1999.

You have requested, and by signing below, agree and acknowledge, that the Redemption Payment is to be applied against your mutually agreed upon outstanding debt to the Company. Accordingly, on the First Redemption Date, the Redemption Payment will not be paid directly to you but will be applied against your outstanding debt to the Company, which will be reduced accordingly.

             INSTRUCTION: Please indicate your receipt of this Redemption Notice and your agreement and acknowledgment that on the First Redemption Date the Company is to apply the Redemption Payment against your outstanding debt to the Company (which outstanding debt exceeds the Redemption Payment) by signing the enclosed copy of this Redemption Notice and, on or before March 5,1999, returning it by facsimile to Jennifer DiNucci at 650-857-0663 and the original by first class mail, postage prepaid to: Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California, 94306-2155, Attn: Jennifer DiNucci, Esq.

Acknowledged and Agreed:


----------------------------------------
Sun Healthcare Group, Inc.

By: /s/ Bob Woltil
   -------------------------------------
   CFO

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SENT BY FIRST CLASS MAIL, POSTAGE PREPAID
COPY BY FACSIMILE

                             OmniCell Technologies, Inc.
                             Series J Redemption Notice
                                    May 28, 1999

To Sun Healthcare Group, Inc. ("you"):

Pursuant to the Amended and Restated Articles of Incorporation of OmniCell Technologies, Inc. (the "Company"), you, as the holder of the Series J Preferred Stock of the Company, have exercised your option to require the Company to redeem the Series J Preferred in ten equal quarterly installments. The next Series J Redemption Date is June 8, 1999 (the "Second Redemption Date").

The number of your shares of Series J Preferred Stock to be redeemed by the Company on the Second Redemption Date is 180,200. The per share Series J Redemption Price is $14.03274. The total redemption price for your shares of Series J Preferred Stock to be redeemed by the Company on the Second Redemption Date is $2,528,699.75 plus $540,509.54 in accrued interest (the "Redemption Payment").

You have already surrendered to the Company your certificates representing your shares of Series J Preferred Stock to be redeemed. You have requested, and by signing below, agree and acknowledge, that the Redemption Payment is to be applied against your outstanding debt to the Company to the extent that the outstanding debt exceeds the Redemption Payment, and paid in cash to you to the extent that the Redemption Payment is determined to exceed the outstanding debt. Accordingly, on the Second Redemption Date, the Redemption Payment may be paid directly to you in part and applied against your outstanding debt to the Company in part, which will be reduced accordingly.

             INSTRUCTION: Please indicate your receipt of this Redemption Notice and your agreement and acknowledgment that on the Second Redemption Date the Company is to apply the Redemption Payment as described above by signing the enclosed copy of this Redemption Notice and, on or before June 4, 1999, returning it by facsimile to Jennifer DiNucci at 650-857-0663 and the original by first class mail, postage prepaid to: Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California, 94306-2155, Attn: Jennifer DiNucci, Esq.

Acknowledged and Agreed:


-------------------------------------
Sun Healthcare Group, Inc.

By: /s/ Bob Woltil
   ----------------------------------
    CFO

                           OmniCell Technologies, Inc.
                           Series J Redemption Notice
                                  March 3, 2000

To Sun Healthcare Group, Inc. ("you"):

Pursuant to the Amended and Restated Articles of Incorporation of OmniCell Technologies, Inc. (the "Company"), you, as the holder of the Series J Preferred Stock of the Company, have exercised your option to require the Company to redeem the Series J Preferred in ten equal quarterly installments. The next Series J Redemption Date is March 8, 2000 (the "Fifth Redemption Date").

The number of your shares of Series J Preferred Stock to be redeemed by the Company on the Fifth Redemption Date is 180,200. The per share Series J Redemption Price is $14.03274. The total redemption price for your shares of Series J Preferred Stock to be redeemed by the Company on the Fifth Redemption Date is $2,528,699.75 (the "Redemption Payment").

The Company hereby calls upon you to surrender to the Company your certificates representing your shares of Series J Preferred Stock to be redeemed. In the event that less than all of the shares represented by such certificates are redeemed on the Fifth Redemption Date, the Company will promptly issue a new certificate representing the unredeemed shares.

         INSTRUCTION: You are to surrender such certificates to the Company's counsel, Cooley Godward LLP, at their offices located at Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California, 94306-2155 to the attention Sally Kay, Esq. on or before March 8, 2000.

You have requested, and by signing below, agree and acknowledge, that a portion of the Redemption Payment, $553,383.90*, is to be applied against your mutually agreed upon outstanding debt to the Company. Accordingly, on the Fifth Redemption Date, a portion of the Redemption Payment will be applied against your outstanding debt to the Company which will be reduced accordingly; the balance of $1,975,315.85* will be paid directly to you.

         INSTRUCTION: Please indicate your receipt of this Redemption Notice and your agreement and acknowledgment that on the Fifth Redemption Date the Company is to apply a portion of the Redemption Payment against your outstanding debt and pay the net balance directly to you by signing the enclosed copy of this Redemption Notice and, on or before March 6, 2000, returning it by facsimile to Sally Kay at 849-7400 and the original by first class mail, postage prepaid to: Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California, 94306-2155, Attn Sally A. Kay, Esq.

Acknowledged and Agreed:

/s/ Robert A. Wohil
Sun Healthcare Group, Inc.
By: Robert A. Wohil

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* Sun agrees to these amounts subject to further reconciliation; to the extent the Company owes Sun additional amounts because the setoff amount is actually less than $553,383.90, the Company will promptly pay such additional amount to Sun.